SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                        ----------------------------------



                                  FORM  8-K

                                 CURRENT  REPORT
                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934


           DATE  OF  REPORT  July  1,  2004
           DATE  OF  EARLIEST  EVENT  REPORTED):  June  25,  2004
                                ----------------

                           NEW  MEDIUM  ENTERPRISES,  INC.

                             -----------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

NEVADA                                         11-3502174

STATE  OR  OTHER  JURISDICTION  OF       I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)          IDENTIFICATION  NO.)




  (ADDRESS,  INCLUDING  ZIP  CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S  PRINCIPAL  EXECUTIVE  OFFICES)


                                 ETHEL  SCHWARTZ

                      CHIEF  EXECUTIVE  OFFICER  AND  PRESIDENT
                                   1510  51  ST.
                                BROOKLYN  NY  11219
                               TEL:  718-435-5291
                               FAX:  718-972-6196

                               TABLE  OF  CONTENTS:



CURRENT  REPORT:  ITEM  #1  CHANGE  IN  MANAGEMENT  &  CONTROL
-------------------------------------------------------------
On June 25, 2005, Fredrik Jung Abbou has resigned as president of our company. Fredrik, formerly of MultiDisk Ltd. served as president from January 13, 2004 .

In a further effort to preserve our cash, the company also discontinued the London Office administration. All of the administrative functions have been consolidated to our New York office. Ethel Schwartz has added to her position the title of President which she held prior to the acquisition.

The  company  is  currently  completing its initial prototype for demonstration.


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              New  Medium  Enterprises,  Inc.
                              -------------------------------
                              (Registrant)


                              By:  Ethel  Schwartz
                              CEO,  President,  Treasurer
                              and  Director

                              Date:   July  1,  2004






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